Filed Pursuant to Rule 497(a)

File No. 333-187869

Rule 482 Ad

FOR:	The Mexico Fund, Inc.

CONTACT:	Eduardo Solano
The Mexico Fund, Inc.
011-52-55-5282-8900

CONTACT:	Patricia Baronowski
Pristine Advisers, LLC
(631) 756-2486

FOR IMMEDIATE RELEASE

THE MEXICO FUND, INC. FILES SHELF REGISTRATION STATEMENT

Washington, D.C., April 18, 2013 — The Board of Directors (“Board”) of The Mexico Fund, Inc. (“the Fund”) announced today that the Fund has filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s net asset value per share at the time of the offer, exclusive of any underwriting commissions or discounts. The purpose of such offerings would be to raise cash in order to take advantage of attractive investment opportunities in the Mexican equity market. The Fund does not intend to offer its shares of common stock at a price below net asset value.

For further information, contact the Fund’s Investor Relations office at 011-52-55-5282-8900, or by email at investor-relations@themexicofund.com.

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The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Fund’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, in particular, the risks and uncertainties described in the Fund’s filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by The Mexico Fund or any other person that the events or circumstances described in such statement are material.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. To obtain the Fund’s prospectus, contact the Fund’s Investor Relations office.

The information in this communication is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

END OF PRESS RELEASE